SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 4, 2004

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Press release dated March 4, 2004.

Item 12. Results of Operations and Financial Condition.

     On March 4, 2004, the Company issued a press release announcing a preliminary estimate of results of operations in the fourth fiscal quarter of 2003 and financial condition at December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

     The information in this report, including the exhibit attached hereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2004	VALEANT PHARMACEUTICALS INTERNATIONAL

	By:	/s/Bary G. Bailey
Bary G. Bailey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 4, 2004.